                                                                        March 11, 2004

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      The Prudential Discovery Select Group Variable Contract Account
                  (File No. 811-08091)

                  Discovery Select Group Retirement Annuity
                  (File No. 333-23271)

Dear Commissioners:

        On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that the Account's annual report for the period ending December 31, 2003 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Core Equity, AIM V.I. Premier Equity, Janus Mid Cap Growth, Janus International Value Portfolio, MFS Emerging Growth, MFS Research Series, OpCap Managed, OpCap Small Cap, T. Rowe Price Equity Income, T. Rowe Price International Stock, Credit Suisse Trust Global Post-Venture Capital, The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Prudential Value, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison and Stock Index Portfolios.

1.       Filer/Entity:         AIM Variable Insurance Funds
         Registration No.:     811-07452
         CIK No.:              0000896435
         Accession No.:        0000950129-04-001037
         Date of Filing:       03/05/2004

2.       Filer/ Entity:        Janus Aspen Series
         Registration No.:     811-07736
         CIK No.               0000906185
         Accession No.:        0000906185-04-000004
         Date of Filing:       02/27/2004

3.       Filer/Entity          MFS Variable Insurance Trust
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-04-000087
         Date of Filing:       03/05/2004

4.       Filer/Entity          PIMCO Advisors VIT
         Registration No.:     811-08512
         CIK No.               0000923185
         Accession No.:        001047469-04-007328
         Date of Filing:       03/10/2004

5.       Filer/Entity          T. Rowe Price Equity Income Portfolio
         Registration No.:     811-07143
         CIK No.:              0000918294
         Accession No.:        0000918294-04-000009
         Date of Filing:       03/02/2004

6.       Filer/Entity           T. Rowe Price International Stock Portfolio
         Registration No.:      811-07145
         CIK No.:               0000918292
         Accession No.:         0000918292-04-0000003
         Date of Filing:        03/02/2004

7.       Filer/Entity          Credit Suisse Trust - Global Post-Venture Capital Portfolio
         Registration No.      811-07261
         CIK No.:              0000941568
         Accession No.:        0001047469-04-006871
         Date of Filing:       03/08/2004

 8.       Filer/Entity         The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.               0000711175
         Accession No.:        0001193125-04-037239
         Date of Filing:       03/09/04

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,

                                                         /s/C. Christopher Sprague

                                                         C. Christopher Sprague
                                                         Vice President and Corporate Counsel